SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 23, 2000

                          FIRST SENTINEL BANCORP, INC.
             -----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                     000-23809                22-3566151
----------------------------      ---------------------       ----------------
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NO.)       (I.R.S. EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)


                          1000 WOODBRIDGE CENTER DRIVE
                             WOODBRIDGE, NEW JERSEY
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                      07095
                    ----------------------------------------
                                   (ZIP CODE)

                                 (732) 726-9700
                    ----------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
                    ----------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.
----------------------

     First Sentinel Bancorp, Inc. (the "Registrant " or "First Sentinel") announced the appointment of Philip T. Ruegger, Jr. as the new Chairman of the Board of Directors. The appointment was made after the presiding Chairman, Walter K. Timpson, resigned from his position after serving as Chairman for four years. Mr. Ruegger has served as a director of the Registrant and First Savings Bank, its wholly-owned subsidiary, for 17 years. The appointment is effective immediately. The former Chairman, Walter K. Timpson, will remain a director of First Sentinel and First Savings Bank.

     The Registrant issued a press release announcing the change on May 25, 2000. A copy of the release is attached hereto as Exhibit 20, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
---------------------------------------------------------------------------

The following Exhibits are filed as part of this report:

                  Exhibit 20 - Press Release dated May 25, 2000.


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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                FIRST SENTINEL BANCORP, INC.



                                By: /s/ John P. Mulkerin
                                    -------------------------------------
                                    John P. Mulkerin
                                    President and Chief Executive Officer

DATE:  May 30, 2000


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